Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Isdera North America, Inc. (the "Company") on Form 10-Q for the period ended March31, 2010 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Jing Jiang, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 17th day of  May, 2010.

/s/ Jing Jiang
Jing Jiang
Chief Executive Officer, Chief Financial Officer